September 24, 1999

                     Delaware Aggressive Growth Fund

             Supplement to Prospectuses dated July 16, 1999

Effective as of the close of business September 29, 1999, the name of Delaware Aggressive Growth Fund will change to Delaware
Select Growth Fund. Corresponding changes will also be made the names of the Fund's classes.